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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549


                                  FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Act of 1934


Date of Report (Date of earliest event reported): June 25, 1997 (March 12, 1997)


                            WESTVACO CORPORATION
           (Exact name of registrant as specified in its charter)


     DELAWARE                    1-3013                 13-1466285
  (State or other              (Commission          (I.R.S. Employer
   jurisdiction                 File Number)         Identification No.)
   of incorporation)


              299 PARK AVENUE, NEW YORK, NEW YORK           10171
           (Address of principal executive offices)       (Zip Code)


  Registrant's telephone number, including area code (212) 688-5000



  ITEM 5.  OTHER EVENTS

         On June 19, 1997, pursuant to a resolution of the Board of Directors adopted on March 26, 1996, the management of Westvaco Corporation (the "Company") approved on behalf of the Company the issuance in an underwritten public offering of an aggregate of $150,000,000 of 7 1/2% Sinking Fund Debentures due June 15, 2027. This amount is part of a total of $300,000,000 of debentures authorized by the Board, the issuance of which is covered under a Registration Statement on Form S-3 (Registration No. 333-22405) and under a related Prospectus dated March 5, 1997. The issuance of $150,000,000 of debentures, as approved on June 19, 1997, is covered in addition by a related Prospectus Supplement dated
  June 19, 1997.

  ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (c)  Exhibits.

           The following Exhibits are filed as a part of this Report and as Exhibits to the Registration Statement:

           Exhibit 4(a)(1), Resolutions of the Company's
           Board of Directors adopted at a meeting held March
           26, 1996, previously filed as Exhibit 4(a)(1) to the Company's Form 8-K , dated March 17, 1997, [File No.
           1-3013], incorporated herein by reference.

           Exhibit 4(a)(2). Form of 7 1/2% Sinking Fund
           Debenture due June 15, 2027.

           Exhibit 4(a)(3). Indenture dated as of March 1,
           1983 between Westvaco Corporation and Irving Trust
           Company (now The Bank of New York), Trustee
           (incorporated by reference to the Company's
           Registration Statement on form 8-A [File No. 1-3013] dated January 24, 1984).


                           SIGNATURE

    Pursuant to the requirements of the Securities Exchange
  Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  WESTVACO CORPORATION


                                  By

                                  John W. Hetherington
                                  Vice President and Secretary

    June 25, 1997

                             EXHIBIT INDEX


                                                                  Page No.

  Exhibit 4(a)(1). Resolutions of the Company's Board of Directors adopted at a meeting held March 26, 1996, previously filed as Exhibit 4(a)(1) to the Company's Form 8-K, dated March 17, 1997, [File No. 1-3013], incorporated herein by reference.

  Exhibit 4(a)(2). Form of 7 1/2% Sinking Fund Debenture due
        June 15, 2027.

  Exhibit 4(a)(3). Indenture dated as of March 1, 1983 between Westvaco Corporation and Irving Trust
        Company (now The Bank of New York), Trustee
       (incorporated by reference to the Company's
        Registration Statement on form 8-A [File No. 1-3013] dated January 24, 1984).